UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

GRAPHENE & SOLAR TECHNOLOGIES LIMITED

(Exact name of registrant as specified in its charter)

Colorado	333-174194	27-2888719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Camden Dr., Suite 600 Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (310) 887-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The Company believes that in light of its mineral rights to a substantial supply of raw silica/quartz through its wholly subsidiary as reflected in the Company’s filings with the Securities and Exchange Commission, the Company is not a shell company as such term is defined in Rule 144(i).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2020		Graphene & Solar Technologies Limited

	By:	/s/ ROGER MAY
	Name:	Roger May
	Title:	Chief Executive Officer

3